UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2006

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-134691

                                INDYMAC ABS, INC.

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              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                              INDYMAC BANK, F.S.B.

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               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                              95-4685267
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(STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)

    C/O 155 NORTH LAKE AVENUE, PASADENA, CA                           91101
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       Registrant's telephone number, including area code: (800) 669-2300

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits (execution copies): The following execution copies are filed as Exhibits to this Report:

Exhibit
Number
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25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           INDYMAC ABS, INC.

                                           By: /s/ Jill Jacobson
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                                               Name: Jill Jacobson
                                               Title: Vice President

Dated: December 7, 2006

EXHIBIT 25.1

Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)